SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 14, 2003



                                  CILCORP INC.
             (Exact name of registrant as specified in its charter)




          Illinois                       2-95569                 37-1169387
(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)



       Registrant's telephone number, including area code: (309) 677-5230


                         CENTRAL ILLINOIS LIGHT COMPANY
             (Exact name of registrant as specified in its charter)




          Illinois                       1-2732                  37-0211050
(State or other jurisdiction           (Commission            (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)


                   300 Liberty Street, Peoria, Illinois 61602
              (Address of principal executive offices and Zip Code)



       Registrant's telephone number, including area code: (309) 677-5230

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     This Form 8-K/A amends and restates the Current Report on Form 8-K filed by the Registrants on March 20, 2003 with respect to the completion of Deloitte & Touche LLP's ("Deloitte & Touche") services related to the audits of the fiscal year ended December 31, 2002.

     On March 14, 2003, the Auditing Committees of CILCORP Inc. and Central Illinois Light Company (the "Registrants") dismissed Deloitte & Touche as the Registrants' independent public accountants subject to completion of its services related to the audits of the consolidated financial statements for the fiscal year ended December 31, 2002 and engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to serve as the Registrants' independent public accountants for the fiscal year ended December 31, 2003. The Registrants' Auditing Committees made this replacement because PricewaterhouseCoopers is serving as the independent public accountants for the Registrants' parent company, Ameren Corporation, for the fiscal year 2003. The Registrants were acquired by Ameren Corporation in early 2003. Deloitte & Touche completed its services related to the audits of the consolidated financial statements for the fiscal year ended December 31, 2002 with the issuance of its reports on the Registrants' consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed by the Registrants on April 15, 2003. Deloitte & Touche will no longer provide services as the Registrants' principal independent auditors.

     Deloitte & Touche's reports on the Registrants' consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrants' two fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through April 15, 2003, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte & Touche's satisfaction, would have caused it to make reference to the subject matter in connection with its reports on the Registrants' consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a) (1) (v) of Regulation S-K.

     The Registrants have provided Deloitte & Touche with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Deloitte & Touche's letter, dated April 22, 2003, stating its agreement with such statements.

     During the Registrants' two fiscal years ended December 31, 2002 and 2001 and the subsequent interim period through April 15, 2003, the Registrants did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrants' consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Current Report on Form 8-K/A.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits.

        Exhibit No.   Description
        -----------   -----------

        16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 22, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CILCORP INC.
                                                   (Registrant)

                                         By   /s/ Warner L. Baxter
                                           --------------------------------
                                                  Warner L. Baxter
                                           Senior Vice President, Finance
                                            (Principal Financial Officer)



                                          CENTRAL ILLINOIS LIGHT COMPANY
                                                   (Registrant)


                                         By   /s/ Warner L. Baxter
                                            -------------------------------
                                                  Warner L. Baxter
                                           Senior Vice President, Finance
                                            (Principal Financial Officer)

Date: April 22, 2003

                                  EXHIBIT INDEX


    EXHIBIT NO.                                DESCRIPTION
    -----------                                -----------

       16.1   -   Letter  from  Deloitte  &  Touche  LLP to the  Securities  and
                  Exchange Commission dated April 22, 2003.